UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 10, 2022
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Principal Accounting Officer

On August 10, 2022, BlackSky Technology Inc. (the “Company”) appointed Tracy Ward to serve as the Company’s Principal Accounting Officer for the purposes of the Securities Exchange Act of 1934, as amended. Ms. Ward has served as the Company’s Controller since April 2019.

Ms. Ward, 45, previously served as the Vice President and Principal Accounting Officer of Intersections Inc. (NASDAQ: INTX), a credit management and identity theft protection company, from August 2014 to March 2019. Between February 2010 and August 2014, Ms. Ward served as the Director of Treasury and Financial Reporting at Intersections Inc. after previously serving in other financial management positions since October 2006. Ms. Ward has also worked for Federal Home Loan Mortgage Corporation in various accounting positions and was employed on the tax staff of PricewaterhouseCoopers, LLP. Ms. Ward received a B.S. in Accounting and a Masters degree in Accounting and Income Tax from Virginia Tech and is a Certified Public Accountant.

In connection with Ms. Ward’s appointment as Principal Accounting Officer the Company has previously entered into its standard form of indemnification agreement with Ms. Ward.

There are no arrangements or understandings between Ms. Ward and any other persons in connection with Ms. Ward’s appointment as Principal Accounting Officer. There are also no family relationships between Ms. Ward and any director or executive officer of the Company and Ms. Ward has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2022

BLACKSKY TECHNOLOGY INC.

By:	/s/ Brian E. O'Toole
Name: Brian E. O'Toole
Title: Chief Executive Officer and Director